MITCHELL HUTCHINS SERIES TRUST--GLOBAL INCOME PORTFOLIO            ANNUAL REPORT

                                                               February 16, 1999

Dear Contract Owner,

We are pleased to present you with the annual report for the Mitchell Hutchins Series Trust -- Global Income Portfolio for the fiscal year ended December 31, 1998.

MARKET REVIEW
----------------------------------------------------------------------------
[BARS ICON]
Developed government bond markets were prime beneficiaries of the "flight to quality" that dominated 1998 as investors put safety ahead of most other concerns. Fears of financial stresses from the collapse of emerging stock and bond markets drove down yields in virtually all developed markets to levels not seen in decades. Developed bond markets, as measured by the Salomon Brothers World Government Bond Index (WGBI), returned 11.03% on a currency-hedged basis for calendar year 1998.

   In contrast, emerging market debt, as measured by the JP Morgan Emerging Market Bond Index Plus, lost 14.3% for the year. The best performing markets in the WGBI were European markets, led by the United Kingdom (up 17.4%). Japanese bonds faired relatively poorly (5.6% hedged) as fears of large debt issuance in 1999 (to finance a deteriorating government budget deficit) weighed heavily on the market late in the year.

PORTFOLIO REVIEW
----------------------------------------------------------------------------

   We maintained credit quality of the Portfolio at a high level through the fiscal year, which bolstered the Portfolio's performance as credit spreads widened in the summer. As of December 31, 1998, the Portfolio was invested primarily in high-quality government bonds. Its non-government bond credit exposure was primarily in U.S. corporate bonds rated A. Positions in most markets were concentrated in intermediate maturities, which performed well in the last half of the fiscal year, especially as the "flight to quality" intensified during the summer and early fall. However, our duration was shorter than the global indexes, and that may have hurt the Portfolio's performance relative to that of its peer group.
   We avoided committing any material investment to the emerging market sector. While this conservative stance hurt the Portfolio's relative performance early in the period, it was rewarded when emerging markets collapsed after Russia defaulted on its domestic debt in August.

ANNUAL REPORT

CREDIT QUALITY(1)

--------------------------
AAA                  66.0%
AA                   11.2
A                    18.1
BBB                   1.3
BB                    0.8
A1/P1                 2.6
--------------------------

ASSET ALLOCATION(1)

----------------------------------------------------
U.S. Treasurys and U.S. Corporates             51.4%
Europe                                         40.7
Canada & New Zealand                            6.1
Cash Equivalents                                0.4
Other                                           1.4
----------------------------------------------------


OUTLOOK

[ARROW ICON]

GLOBAL ECONOMY

  The emerging market crisis, which started in Asia during the summer of 1997 and spread around the globe last year, initially had a stimulative impact on the U.S. and European economies. Lower commodity prices and interest rates benefited both the consumption and interest-sensitive sectors of those economies. More recently, weak demand for developed countries' exports has caused a significant slowing in manufacturing.

   Bond valuations in the United States and Europe now appear to reflect potential widening of the slowdown in manufacturing spreading more widely in 1999, and most economic commentators expect below-trend growth in the developed world next year. Continuing sharp declines in global commodity prices have further encouraged investors to discount the prospect of inflation remaining at historically low levels.

DURATION STRATEGY

  Despite supportive growth and inflation prospects, we believe the present historically low bond yields suggest that a cautious approach to interest-rate risk is appropriate going into 1999. Therefore, the Portfolio currently is being managed with an overall duration of about four years. As always, this will change as market conditions dictate.

MARKET ALLOCATION

  The Portfolio's primary market concentrations are in government and agency bonds in the U.S. and the United Kingdom as of this writing.

(1) All weightings represent percentages of portfolio assets as of December 31, 1998. The Portfolio is actively managed and all weightings are subject to change.

MITCHELL HUTCHINS SERIES TRUST--GLOBAL INCOME PORTFOLIO            ANNUAL REPORT

CURRENCY STRATEGY

  We believe that monetary policy in Europe should favor stable currencies. The Portfolio's European currency exposure (ex-UK sterling) is now about 24% of net assets. While we intend to vary this exposure depending on macroeconomic developments and technical analysis, our general bias is to overweight European currencies. With the exception of a small trading position in the yen, the Portfolio has no exposure to Japan.

CREDIT AND EMERGING MARKET STRATEGY

  Across global fixed income markets, investors have changed the way they price riskier assets relative to government bonds. As a result, credit risk premiums increased, in some cases indiscriminately, and created some attractive values. We are now looking to selectively increase the Portfolio's holdings of corporate bonds.

   Emerging market debt has begun to recover, but the Portfolio has not yet established any significant positions. We are waiting for signals that Brazil will enact the necessary fiscal reform legislation necessary to address its long-term solvency problems. If Brazil does not enact fiscal reform it could face capital flight and a balance of payments crisis. Such a scenario could hurt overall emerging-market debt valuations.

   In summary, the Portfolio is conservatively positioned in its duration strategy relative to most global bond indexes, has concentrated most credit risk in U.S. corporate bonds in the single A category and has exposure to currencies in Europe.

   Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have.

Sincerely,

/s/ Margo Alexander

MARGO ALEXANDER
President
Mitchell Hutchins Asset Management Inc.

ANNUAL REPORT

PERFORMANCE AT A GLANCE
----------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE GLOBAL INCOME PORTFOLIO AND THE SALOMON BROTHERS WORLD GOVERNMENT BOND INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              GLOBAL INCOME PORTFOLIO    SB WORLD GOV'T BOND INDEX
12/31/1988                     $10,000                       $10,000
3/31/1989                       $9,541                        $9,724
6/30/1989                       $9,485                        $9,838
9/30/1989                       $9,869                       $10,129
12/31/1989                     $10,319                       $10,433
3/31/1990                      $10,349                       $10,036
6/30/1990                      $10,947                       $10,526
9/30/1990                      $11,504                       $10,892
12/31/1990                     $11,853                       $11,681
3/31/1991                      $11,885                       $11,542
6/30/1991                      $11,885                       $11,582
9/30/1991                      $12,522                       $12,530
12/31/1991                     $13,067                       $13,528
3/31/1992                      $12,843                       $13,073
6/30/1992                      $13,415                       $13,951
9/30/1992                      $13,370                       $14,823
12/31/1992                     $13,241                       $14,275
3/31/1993                      $13,987                       $15,038
6/30/1993                      $14,348                       $15,476
9/30/1993                      $14,834                       $16,177
12/31/1993                     $15,443                       $16,170
3/31/1994                      $14,758                       $16,172
6/30/1994                      $14,296                       $16,280
9/30/1994                      $14,415                       $16,471
12/31/1994                     $14,610                       $16,551
3/31/1995                      $15,228                       $18,361
6/30/1995                      $15,804                       $19,339
9/30/1995                      $15,986                       $19,136
12/31/1995                     $16,593                       $19,702
3/31/1996                      $16,534                       $19,332
6/30/1996                      $16,816                       $19,410
9/30/1996                      $17,237                       $19,942
12/31/1996                     $17,691                       $20,416
3/31/1997                      $17,374                       $19,572
6/30/1997                      $17,771                       $20,165
9/30/1997                      $18,179                       $20,421
12/31/1997                     $18,310                       $20,465
3/31/1998                      $18,564                       $20,625
6/30/1998                      $18,790                       $21,035
9/30/1998                      $19,824                       $22,786
12/31/1998                     $20,084                       $23,595

   The graph depicts the performance of the Global Income Portfolio versus the Salomon Brothers World Government Bond Index, for the ten-year period ended December 31, 1998. It is important to note that the Global Income Portfolio is a professionally managed mutual fund while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

AVERAGE ANNUAL TOTAL RETURNS, PERIODS ENDED 12/31/98

----------------------------------------
One Year                           9.69%
Five Years                         5.40
Ten Years                          7.22
Life*                              7.77
----------------------------------------

*Life = return since commencement of operations on 5/1/88.

   Past performance does not guarantee future performance. Figures assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable dates and do not include sales charges. Performance relates to the Portfolio and does not reflect separate account charges applicable to variable annuity contracts.

   The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Sources: Lipper Inc. and PaineWebber Inc.

MITCHELL HUTCHINS SERIES TRUST--GLOBAL INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS                                       DECEMBER 31, 1998

  PRINCIPAL
   AMOUNT                                                 MATURITY                     INTEREST
   (000)*                                                  DATES                        RATES                 VALUE
-------------                                    --------------------------   --------------------------   ------------
LONG-TERM DEBT SECURITIES--96.26%
CANADA--4.05%
          865    Government of Canada..........     03/01/01 to 09/01/01           7.000 to 7.500%         $   595,020
                                                                                                           ------------
FRANCE--1.44%
        1,000    Government of France..........           10/25/25                      6.000                  212,162
                                                                                                           ------------
GERMANY--11.34%
        2,372    Federal Republic of Germany...     09/20/01 to 01/04/28            5.625 to 8.250           1,666,560
                                                                                                           ------------
GREECE--3.05%
      120,000    Republic of Hellenic..........     05/27/01 to 03/26/08            8.600 to 9.700             448,826
                                                                                                           ------------
ITALY--2.40%
      475,000    Republic of Italy.............           04/01/04                      8.500                  353,010
                                                                                                           ------------
JAPAN--1.05%
  US$     150    Sony Corporation..............           03/04/03                      6.125                  153,837
                                                                                                           ------------
KOREA--0.45%
  US$      65    Republic of Korea.............           04/15/08                      8.875                   66,788
                                                                                                           ------------
NETHERLANDS--5.55%
        1,376    Government of Netherlands.....     05/15/00 to 09/15/01            8.750 to 9.000             815,784
                                                                                                           ------------
POLAND--0.97%
  US$     215    Republic of Poland, PAR.......           10/27/24                      3.000#                 142,438
                                                                                                           ------------
SPAIN--2.34%
       42,500    Government of Spain...........           01/31/08                      6.000                  344,685
                                                                                                           ------------
UNITED KINGDOM--15.70%
        1,167    United Kingdom Gilt...........     07/14/00 to 12/07/15           8.000 to 13.000           2,308,428
                                                                                                           ------------
UNITED STATES--47.92%
          105    Associates Corporation of
                   North America...............           11/01/03                      5.750                  105,750
          308    Banc One Corporation..........           09/01/00                      6.250                  311,209
          700    Clorox Corporation............           07/15/01                      8.800                  758,855
     NZD  650    Federal National Mortgage
                   Association.................           06/20/02                      7.250                  353,830
          685    Federal National Mortgage
                   Association.................     04/15/03 to 05/15/08            5.750 to 6.000             713,267
          500    Ford Motor Capital Corporation
                   BV..........................           07/01/01                      9.500                  544,982
          200    Ford Motor Credit
                   Corporation.................           06/15/07                      7.200                  220,284
          185    General Motors Acceptance
                   Corporation.................           11/10/03                      5.750                  185,774
          165    Phillip Morris Companies......     07/15/05 to 02/01/07            7.000 to 7.200             177,099
          848    U.S. Treasury Inflation Index
                   Bonds.......................     01/15/08 to 04/15/28                3.625                  827,743
        2,756    U.S. Treasury Notes...........     08/31/00 to 11/15/27            4.625 to 6.500           2,845,653
                                                                                                           ------------
                                                                                                             7,044,446
                                                                                                           ------------
Total Long-Term Debt Securities
  (cost--$13,883,747)..........................                                                             14,151,984
                                                                                                           ------------

SHORT-TERM DEBT SECURITIES--8.46%
UNITED STATES--8.46%
          500    U.S. Treasury Bills...........           01/21/99                      4.430@                 498,770
          730    U.S. Treasury Notes...........           08/15/99                      8.000                  744,828
                                                                                                           ------------
Total Short-Term Debt Securities
  (cost--$1,248,229)...........................                                                              1,243,598
                                                                                                           ------------

MITCHELL HUTCHINS SERIES TRUST--GLOBAL INCOME PORTFOLIO

  PRINCIPAL
   AMOUNT                                                 MATURITY                     INTEREST
    (000)                                                   DATE                         RATE                 VALUE
-------------                                    --------------------------   --------------------------   ------------
REPURCHASE AGREEMENT--0.37%
          $55    Repurchase Agreement dated
                   12/31/98 with Brown Brothers
                   Harriman & Company,
                   collateralized by $55,000
                   U.S. Treasury Notes, 6.375%,
                   due 03/31/01
                   (value--$57,896); proceeds:
                   $55,024 (cost--$55,000).....           01/04/99                      4.000%             $    55,000
                                                                                                           ------------
Total Investments
(cost--$15,186,976)--105.09%...................                                                             15,450,582
Liabilties in excess of other
assets--(5.09%)................................                                                               (748,793)
                                                                                                           ------------
Net Assets--100.00%............................                                                            $14,701,789
                                                                                                           ------------
                                                                                                           ------------

-----------------

Note:  The Portfolio of Investments is listed by the issuer's country of origin

  * In local currency unless otherwise indicated

 # Reflects rate at December 31, 1998 on step coupon rate security

 @ Interest rate shown is discount rate at date of purchase

NZD New Zealand Dollars

PAR Par Bond

FORWARD FOREIGN CURRENCY CONTRACTS

                                                                                             UNREALIZED
                                     CONTRACT TO                                            APPRECIATION
                                       DELIVER    IN EXCHANGE FOR      MATURITY DATES      (DEPRECIATION)
                                     -----------  ---------------  ----------------------  --------------
British Pounds.....................      530,000  US$   882,384     01/04/99 to 02/04/99      $  1,719
British Pounds.....................      390,000  US$   652,860           01/29/99               5,022
British Pounds.....................      270,000  US$   448,470           01/07/99                (372)
British Pounds.....................      100,000  US$   168,700           01/19/99               2,524
German Deutschemarks...............    1,022,000  US$   606,362     02/12/99 to 03/04/99        (7,912)
Greek Drachma......................   40,000,000  US$   141,718           01/25/99                (512)
New Zealand Dollars................      400,000  US$   201,080           07/06/99              (9,596)
Polish Zloties.....................      162,343  US$    40,349           02/24/99              (5,282)
Swedish Kronas.....................    2,200,000  US$   276,556           04/19/99               3,293
U.S. Dollars.......................      122,390  AUD   200,000           01/28/99                 202
U.S. Dollars.......................      475,745  DEM   785,000           02/12/99              (4,026)
U.S. Dollars.......................      335,253  GBP   200,000           01/04/99              (2,763)
U.S. Dollars.......................      141,353  GRD 40,000,000          01/25/99                 877
U.S. Dollars.......................      387,500  JPY 46,269,438          01/07/99              22,327
U.S. Dollars.......................      311,170  NLG   585,000           02/26/99               1,023
U.S. Dollars.......................      196,400  NZD   400,000           07/06/99              14,276
U.S. Dollars.......................       41,890  PLN   162,343           02/24/99               3,741
U.S. Dollars.......................      275,134  SEK  2,200,000          04/19/99              (1,871)
                                                                                               -------
                                                                                              $ 22,670
                                                                                               -------
                                                                                               -------

---------------
CURRENCY TYPE ABBREVIATIONS:

AUD --Australian Dollars
DEM--German Deutschemarks
GBP --British Pounds
GRD --Greek Drachma
JPY --Japanese Yen
NLG --Netherland Guilder
NZD --New Zealand Dollars
PLN --Polish Zloties
SEK --Swedish Kronas

                 See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST--GLOBAL INCOME PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES                            DECEMBER 31, 1998

ASSETS
Investments in securities, at value (cost--$15,186,976)...............................................  $15,450,582
Cash..................................................................................................        3,536
Interest receivable...................................................................................      353,643
Receivable for investments sold.......................................................................      105,416
Unrealized appreciation on forward foreign currency contracts.........................................       55,004
Other assets..........................................................................................          360
                                                                                                        -----------
Total assets..........................................................................................   15,968,541
                                                                                                        -----------

LIABILITIES
Dividends payable.....................................................................................    1,032,547
Payable for investments purchased.....................................................................      100,555
Unrealized depreciation on forward foreign currency contracts.........................................       32,334
Payable for shares of beneficial interest repurchased.................................................       31,281
Payable to investment adviser and administrator.......................................................       10,102
Accrued expenses and other liabilities................................................................       59,933
                                                                                                        -----------
Total liabilities.....................................................................................    1,266,752
                                                                                                        -----------

NET ASSETS
Beneficial interest shares of $0.001 par value outstanding--1,327,535 (unlimited amount authorized)...   14,568,887
Distributions in excess of net investment income......................................................     (138,837)
Accumulated net realized losses from investment transactions..........................................      (15,348)
Net unrealized appreciation of investments, other assets, liabilities and forward contracts
  denominated in foreign currencies...................................................................      287,087
                                                                                                        -----------
Net assets............................................................................................  $14,701,789
                                                                                                        -----------
                                                                                                        -----------
Net asset value, offering price and redemption value per share........................................       $11.07
                                                                                                        -----------
                                                                                                        -----------

                 See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST--GLOBAL INCOME PORTFOLIO

STATEMENT OF OPERATIONS

                                                                                                                      FOR THE
                                                                                                                    YEAR ENDED
                                                                                                                 DECEMBER 31, 1998
                                                                                                                 -----------------
INVESTMENT INCOME:
Interest (net of foreign withholding taxes of $1,617)..........................................................    $   1,228,473
                                                                                                                 -----------------

EXPENSES:
Investment advisory and administration.........................................................................          127,634
Custody and accounting.........................................................................................           84,238
Legal and audit................................................................................................           36,600
Reports and notices to shareholders............................................................................           27,450
Trustees' fees.................................................................................................            7,500
Transfer agency fees and related service expenses..............................................................            1,500
Other expenses.................................................................................................            1,698
                                                                                                                 -----------------
                                                                                                                         286,620
                                                                                                                 -----------------
Net investment income..........................................................................................          941,853
                                                                                                                 -----------------

REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
    Investments................................................................................................          225,491
    Foreign currency transactions..............................................................................         (141,123)
Net change in unrealized appreciation/depreciation of:
    Investments................................................................................................          636,121
    Other assets, liabilities and forward contracts denominated in foreign currencies..........................          (95,734)
                                                                                                                 -----------------
NET REALIZED AND UNREALIZED GAINS FROM INVESTMENT ACTIVITIES...................................................          624,755
                                                                                                                 -----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...........................................................    $   1,566,608
                                                                                                                 -----------------
                                                                                                                 -----------------

                 See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST--GLOBAL INCOME PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                          FOR THE YEARS ENDED
                                                                                                              DECEMBER 31,
                                                                                                      ----------------------------
                                                                                                          1998           1997
                                                                                                      -------------  -------------
FROM OPERATIONS:
Net investment income...............................................................................   $   941,853    $ 1,401,942
Net realized gains (losses) from investments and foreign currency transactions......................        84,368       (177,893)
Net change in unrealized appreciation/depreciation of investments, other assets, liabilities and
  forward contracts denominated in foreign currencies...............................................       540,387       (532,128)
                                                                                                      -------------  -------------
Net increase in net assets resulting from operations................................................     1,566,608        691,921
                                                                                                      -------------  -------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income...............................................................................      (812,318)    (1,167,799)
Net realized gains from investments.................................................................      (240,173)       (20,607)
                                                                                                      -------------  -------------
Total dividends and distributions to shareholders...................................................    (1,052,491)    (1,188,406)
                                                                                                      -------------  -------------

FROM BENEFICIAL INTEREST TRANSACTIONS:
Net proceeds from the sale of shares................................................................       193,770        542,568
Cost of shares repurchased..........................................................................    (4,931,980)    (8,439,544)
Proceeds from dividends reinvested..................................................................     1,195,367      1,687,811
                                                                                                      -------------  -------------
Net decrease in net assets from beneficial interest transactions....................................    (3,542,843)    (6,209,165)
                                                                                                      -------------  -------------
Net decrease in net assets..........................................................................    (3,028,726)    (6,705,650)

NET ASSETS:
Beginning of year...................................................................................    17,730,515     24,436,165
                                                                                                      -------------  -------------
End of year.........................................................................................   $14,701,789    $17,730,515
                                                                                                      -------------  -------------
                                                                                                      -------------  -------------

                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

  Mitchell Hutchins Series Trust--Global Income Portfolio (the "Portfolio") is a non-diversified portfolio of Mitchell Hutchins Series Trust (the "Fund"), which is organized under Massachusetts law by a Declaration of Trust dated November 21, 1986 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund operates as a series company currently offering thirteen Portfolios. Shares of each Portfolio are offered only to insurance company separate accounts which fund certain variable contracts.

  The Fund accounts separately for the assets, liabilities and operations for each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated among them on a pro rated basis.

  The preparation of financial statements in accordance with generally accepted accounting principles requires the Fund's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

  VALUATION OF INVESTMENTS--Securities that are listed on U.S. and foreign stock exchanges are valued at the last sale price on the day the securities are being valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange designated by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber"), and investment adviser and administrator of the Portfolio, as the primary market. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") are valued at the last available sale price, or last bid price available if no sale occurs, on Nasdaq prior to the time of valuation; other OTC securities (other than short-term debt securities described below) are valued at the last available bid price prior to the time of valuation. When market quotations are unavailable, securities are valued based upon appraisals received from a pricing service using a computerized matrix system or appraisals derived from information concerning the security or similar securities received from recognized dealers in those securities. The amortized cost method of valuation, which approximates market value, is used to value short-term debt obligations with sixty days or less remaining to maturity, unless the Fund's board of trustees determines that this does not represent fair value. Securities and assets for which market quotations are not readily available (including restricted securities subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the Fund's board of trustees.

  All investments quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rate prevailing at the time such valuation is determined by the Portfolio's custodian, unless the board of trustees determines that this does not represent fair value. Foreign currency exchange rates are generally determined prior to the close of the New York Stock Exchange ("NYSE"). Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of the NYSE, which will not be reflected in a computation of the Portfolio's net asset value. If events materially affecting the value of such investments or currency exchange rates occur during such time period, the securities may be valued at their fair value as determined in good faith by or under the direction of the Fund's board of trustees.

NOTES TO FINANCIAL STATEMENTS

  REPURCHASE AGREEMENTS--The Portfolio's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Portfolio may participate in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins.

  INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost basis. Interest income is recorded on an accrual basis. Discounts are accreted as adjustments to interest income and the identified cost of investments.

  FOREIGN CURRENCY TRANSLATION--The books and records of the Portfolio are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations.

  Although the net assets and the market value of the Portfolio's securities are presented at the foreign exchange rates at the end of the period, the Portfolio does not generally isolate the effect of fluctuations in foreign exchange rates from the effects of fluctuations in the market price of securities. However, the Portfolio does isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income for income tax reporting purposes. Net realized foreign currency gain
(loss) is treated as ordinary income for income tax reporting purposes. Gains/losses from translating foreign-denominated assets and liabilities at the year-end exchange rates are included in the change in unrealized appreciation/depreciation of other assets and liabilities denominated in foreign currencies.

  FORWARD FOREIGN CURRENCY CONTRACTS--The Portfolio may enter into forward foreign currency exchange contracts ("forward contracts") in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Portfolio may also engage in cross-hedging by using forward contracts in one currency to hedge fluctuations in the value of securities denominated in a different currency if Mitchell Hutchins, or the applicable sub-adviser, anticipates that there is a correlation between the two currencies. Forward contracts may also be used to shift the Portfolio's exposure to foreign currency fluctuations from one country to another.

  The Portfolio has no specific limitation on the percentage of assets which may be committed to such contracts; however, the value of all forward contracts will not exceed the total market value of the Portfolio's total assets. The Portfolio may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the

NOTES TO FINANCIAL STATEMENTS

positions being hedged by such contracts or (2) the Portfolio maintains cash or liquid securities in a segregated account in an amount not less than the value of the Portfolio's total assets committed to the consummation of the forward contracts and not covered as provided in (1) above, as marked-to-market daily.

  Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

  Fluctuations in the value of forward contracts are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. Realized gains and losses include net gains or losses recognized by the Portfolio on contracts which have matured.

  DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

CONCENTRATION OF RISK

  Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Portfolio is authorized to invest. The ability of the issuers of debt securities held by the Portfolio to meet its obligations may be affected by economic and political developments particular to a specific industry, country or region.

INVESTMENT ADVISER AND ADMINISTRATOR

  The Fund's board of trustees has approved an investment advisory and administration contract with Mitchell Hutchins, under which Mitchell Hutchins serves as investment adviser and administrator of the Portfolio. In accordance with the Advisory Contract, the Portfolio pays Mitchell Hutchins an investment advisory and administration fee, which is computed daily and payable monthly at the annual rate of 0.75% of the Portfolio's average daily net assets.

SECURITIES LENDING

  The Portfolio may lend securities up to 33 1/3% of its total assets to qualified institutions. The loans are secured at all times by cash or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Portfolio will regain record ownership of loaned securities to exercise certain beneficial rights; however, the Portfolio may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Portfolio receives compensation, which is included in interest income, for lending its securities from interest earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative

NOTES TO FINANCIAL STATEMENTS

and custody fees. For the year ended December 31, 1998, the Portfolio earned $546 for lending its securities and PaineWebber earned $171 in compensation as the Portfolio's lending agent. As of December 31, 1998 the Portfolio did not have any securities on loan.

BANK LINE OF CREDIT

  The Portfolio may participate with other funds managed by Mitchell Hutchins in a $200 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Portfolio at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Portfolio has agreed to pay a commitment fee, pro rata, based on the relative asset size of the funds in the Facility. Interest is charged to the Portfolio at rates based on prevailing market rates in effect at the time of borrowings. For the year ended December 31, 1998, the Portfolio did not borrow under the Facility.

INVESTMENTS IN SECURITIES
  For federal income tax purposes, the cost of securities owned at December 31, 1998 was substantially the same as the cost of securities for financial statement purposes.
  At December 31, 1998, the components of net unrealized appreciation of investments were as follows:

Gross appreciation (investments having an excess of value over cost)................  $  434,646
Gross depreciation (investments having an excess of cost over value)................    (171,040)
                                                                                      ----------
Net unrealized appreciation of investments..........................................  $  263,606
                                                                                      ----------
                                                                                      ----------

  For the year ended December 31, 1998, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $15,906,512 and $17,753,862, respectively.

FEDERAL TAX STATUS

  The Portfolio intends to distribute all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required.

  To reflect reclassifications arising from permanent "book/tax" differences for the year ended December 31, 1998, the Portfolio's distributions in excess of net investment income was reduced by $140,484 and the accumulated net realized losses were increased by $140,484.

SHARES OF BENEFICIAL INTEREST

  There are an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                                                                                         FOR THE YEARS ENDED
                                                                                             DECEMBER 31,
                                                                                         --------------------
                                                                                           1998       1997
                                                                                         ---------  ---------
Shares sold............................................................................     17,260     48,364
Shares redeemed........................................................................   (440,270)  (754,708)
Reinvestment of dividends..............................................................    110,436    152,314
                                                                                         ---------  ---------
Net decrease...........................................................................   (312,574)  (554,030)
                                                                                         ---------  ---------
                                                                                         ---------  ---------

MITCHELL HUTCHINS SERIES TRUST -- GLOBAL INCOME PORTFOLIO

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

                                                                                     FOR THE YEARS ENDED DECEMBER 31,
                                                                        ----------------------------------------------------------
                                                                          1998        1997        1996        1995         1994
                                                                        ---------   ---------   ---------   ---------   ----------
Net asset value, beginning of year....................................  $   10.81   $   11.14   $   11.20   $   10.88   $    11.72
                                                                        ---------   ---------   ---------   ---------   ----------
Net investment income (loss)..........................................       0.69        0.75        0.87       (0.05)        0.97
Net realized and unrealized gains (losses) from investments and
 foreign currency.....................................................       0.36       (0.36)      (0.13)       1.52        (1.60)
                                                                        ---------   ---------   ---------   ---------   ----------
Net increase (decrease) from investment operations....................       1.05        0.39        0.74        1.47        (0.63)
                                                                        ---------   ---------   ---------   ---------   ----------
Dividends from net investment income..................................      (0.61)      (0.71)      (0.79)      (1.15)       (0.21)
Distributions from net realized gains from investments................      (0.18)      (0.01)      (0.01)     --           --
                                                                        ---------   ---------   ---------   ---------   ----------
Total dividends and distributions.....................................      (0.79)      (0.72)      (0.80)      (1.15)       (0.21)
                                                                        ---------   ---------   ---------   ---------   ----------
Net asset value, end of year..........................................  $   11.07   $   10.81   $   11.14   $   11.20   $    10.88
                                                                        ---------   ---------   ---------   ---------   ----------
                                                                        ---------   ---------   ---------   ---------   ----------
Total investment return (1)...........................................       9.69%       3.50%       6.62%      13.58%       (5.56)%
                                                                        ---------   ---------   ---------   ---------   ----------
                                                                        ---------   ---------   ---------   ---------   ----------
Ratios/Supplemental Data:
Net assets, end of year (000's).......................................  $  14,702   $  17,730   $  24,436   $  35,700   $   52,688
Expenses to average net assets........................................       1.68%       1.52%       1.56%       1.19%        1.17%
Net investment income to average net assets...........................       5.53%       6.34%       6.56%       7.21%        7.23%
Portfolio turnover rate...............................................        104%        142%        134%        160%          97%

-----------------

(1) Total investment return is calculated assuming a $1,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates and a sale at net asset value on the last day of each year reported. The figures do not include additional contract level charges; results would be lower if such charges were included.

MITCHELL HUTCHINS SERIES TRUST--GLOBAL INCOME PORTFOLIO

REPORT OF INDEPENDENT AUDITORS

The Board of Trustees and Shareholders
Mitchell Hutchins Series Trust -- Global Income Portfolio

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Mitchell Hutchins Series Trust -- Global Income Portfolio (the "Portfolio") (one of the Portfolios constituting Mitchell Hutchins Series Trust) (the "Fund"), as of December 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mitchell Hutchins Series Trust -- Global Income Portfolio at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                          /s/ Ernst & Young LLP

New York, New York
February 11, 1999

ANNUAL REPORT
-------------------------------
MITCHELL
HUTCHINS SERIES
TRUST

GLOBAL INCOME
PORTFOLIO

December 31, 1998

-C- 1999 PaineWebber Incorporated